Exhibit 99.2

 May 2025  Investor Presentation

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the risk factors in our Annual Report on Form 10-K for the fiscal year ended October 31, 2024 and other subsequent filings with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.

 Corporate Overview

Photronics Overview (Nasdaq: PLAB)

$857M	$216M	$253M	$1.24B	~1,900	~675	1969
Revenue	Operating Income	Operating Cash Flow	Market Cap 5/20/2025	Employees	Customers	Founded

Revenue By Region



5%
33%
27%
18%
17%
Taiwan
China
Korea
US
Europe

Revenue By Product Group



4%
27%
47%
22%
High-End IC
Mainstream IC
High-End FPD
Mainstream FPD

Unmatched Global Footprint

11 STRATEGICALLY LOCATED MANUFACTURING FACILITIES



IC
FPD
IC & FPD

All data reflects TTM figures unless otherwise noted | IC: Integrated Circuit | FPD: Flat Panel Display

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 Photomasks: Critical Enabler for IC and FPD Manufacturing  Photomasks carry design information into an exposure system where light transfers the pattern to the wafer  Integrated Circuit (IC) photomasks are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits.  Flat Panel Display (FPD) photomasks are used in the fabrication of flat screen televisions, PC monitors, tablets, mobile devices and other flat panel displays.

Historical Phases of Photronics Revenue Growth



Phase I: 1969 – 1986
Technology Startup
Organic Growth
U.S. Concentration
Pre-IPO
Phase II: 1986 – 2002
M&A Growth
Merchant
Consolidation
Global Expansion
Phase III: 2003 – 2017
Enter High-End Market
Form Strategic Partnerships
Invest in High-End Capability
Establish FPD Presence
Improve Balance Sheet
Phase IV: 2018 and Beyond
Leverage China 1st Mover Advantage
Long-Term Purchase Agreements
Extend Technology Leadership
Increase Market Share
Strategic Capital Allocation
Revenue ($M)
1,000
900
800
700
600
500
400
300
200
100
-
1969 ==== 1986 ==== 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
A
B
C
D

Technology inflections catalyze Future Demand: (A) G7.5 Display Substrate (B) High-End IC Memory (C) High-End IC Logic (D) G10.5+ Display Substrate AMOLED Mobile "Made In China 2025"

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 Profitability Improvement  CAGR: 7% (2014 – 2024)  CAGR: 12% (2014 – 2024)  Gross Profit  ($ in millions)  Annual Revenue  ($ in millions)  Operating Profit  ($ in millions)  CAGR: 23% (2014 – 2024)

Compelling Investment Thesis

GLOBAL LEADER in the merchant photomask industry

Industry expansion driving design activity across all nodes

Broad technology suite and geographic presence has led to trusted supplier status

GEOGRAPHIC FOOTPRINT supports customer regionalization expansion

Close proximity supports response time advantages

Competitive advantage in an industry with high barriers to entry

NODE MIGRATION enabled by technological advantages

Merchant market leader for higher end designs that require additional layers

Advanced displays leverage IC capabilities and leading mask technologies

OPERATONAL EXECUTION driven by a culture of sustainable performance

Deliver operational excellence through premier quality and rapid response times

Delivers sustainable cash flow for capital allocation flexibility

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 Core Competencies Serve as Competitive Advantages  Global Footprint  Close to customer  Aligned with end markets  Flexible supply chain  Technology Leader  Process expertise  Advanced Process-of-Record  High barriers to entry  Commercial Excellence  Customer first  Trusted partner  Wafer yield enhancement  Technology roadmap enabler  Operational Excellence  Responsive delivery  High yields  Cost control  Supply chain optimization  Teamwork and execution

 Semiconductor: design activity is leading driver of mask demand  Continued semiconductor industry growth and differentiation of semiconductor designs  Reshoring to the U.S. and regional diversification of semiconductor production throughout the world  Captives outsourcing trailing edge nodes as they focus on leading edge semiconductor innovation such as EUV  Display: advanced displays driving innovation  Global panel makers innovating to win market share  Growing panel competition drives innovation and greater mask value  Larger AMOLED G8.6 form factor substrates has entered manufacturing, requiring high-quality, advanced photomasks  Long-Term Trends Driving Photomask Demand

 Supply Chain Regionalization Driving Global Semiconductor Investments  Concerns around national security and supply chain reliability are driving regional investments in semiconductor manufacturing  Semiconductor fabs are capitalizing on government incentives to build capacity in US, Europe, and Asia  Regionalization creates additional semiconductor production, increasing global demand for photomasks  Photronics has operations in 4 of the top 5 countries for semiconductor manufacturing and is expanding capacity in the United States  Our IC Manufacturing Footprint Aligns with Global Semiconductor Production  PLAB IC Locations  Top 5 Semiconductor Countries:  Taiwan, South Korea, Japan, China, US  Photronics Broad Geographic Presence Well Positioned for Regionalization Trend

 Advanced Displays are Driving Innovation   Photronics Technological Leadership Enables Customers Innovation and Design Complexity  AMOLED displays increasingly being utilized in mobile displays, including smartphones, tablets, and PCs  Emerging panel makers releasing new AMOLED displays to gain market share against established incumbents  Panel makers incorporating additional functionality into displays (e.g., biometric sensors), increasing value and complexity of mask set  New form factors (e.g., flexible or rollable displays) requiring introduction of AMOLED technology  Panel makers are developing AMOLED production process to increase substrate size to G8.6, requiring larger, high-quality advanced masks

 Strategic Investment Strategy Sustains Profitable Growth  13  Proven Approach to Profitably Grow Revenue, Capture Market Share, and Improve ROIC  Win market share in growing IC and FPD markets  Leverage global footprint to benefit from IC regionalization trends  Capitalize on FPD technology leadership to continue improving mix  Enter long-term purchase agreements and earn process-of-record  Improved pricing environment in high-end and mainstream IC   Dynamically align asset tool set to match end-market demand  Increasing benefit from operating leverage  GROW REVENUE IN EXCESS OF MARKET  OPERATIONAL LEVERAGE IMPROVES PROFITABILITY  Operational Excellence  Commercial Excellence  Technology Leader  Global Footprint  WINNING THROUGH COMPETITIVE ADVANTAGES  Organic growth through high-return targeted capacity expansionEnter LTPAs to mitigate investment risk and quickly ramp revenues  STRATEGIC APPROACH TO CAPITAL INVESTMENTS

 Fiscal Q2 2025 Financial Results  May 28, 2025

 FQ2 2025 Summary  Opportunistically accelerated cash returned to shareholders through stock repurchases in FQ2  $211.0M  Revenue  26.4%  Operating Margin  $0.15   Diluted EPS  $0.40  Non-GAAP Diluted EPS1  $31M  Operating Cash Flow  $558.4M  Cash2 and Short-term investments  (3%) Y/Y  (1%) Q/Q  60 bps Y/Y  180 bps Q/Q  (74%) Y/Y  (78%) Q/Q  (13%) Y/Y  (23%) Q/Q  (59%) Y/Y  (60%) Q/Q  0% Y/Y  (13%) Q/Q  Revenue from China and Taiwan JVs outperformed benefiting from node migration trends; maintain long-term demand driven by regionalization, node migration, and overall semiconductor demand  Operating margin benefited as gross margin strengthened on favorable project mix; opex declined Q/Q and Y/Y; non-GAAP Diluted EPS was $0.40 reflecting JV contribution to earnings; Photronics has negligible exposure to tariffs  Balance sheet supports flexible capital allocation strategy, including planned expansion of U.S. IC manufacturing capacity and the opportunistic repurchase of $72 million of PLAB stock  Capital allocation strategy based upon investing in growth, returning cash to shareholders, or potential business development initiatives, all focused on increasing shareholder value  1See reconciliation included in this presentation; 2Includes cash equivalents

Revenue by Product Line

IC

$M	2Q25	Q/Q	Y/Y
High-End*	59.3	(1%)	2%
Mainstream	96.6	3%	(6%)
Total	155.9	1%	(3%)


High-End* 38%
Mainstream 62%

Recognized continued high-end node migration to 22nm and 28nm in Asia associated with JVs

Mainstream also experiencing node migration to smaller IC geometries

Logic strength in mobile communications offset by continued softness in larger geometries associated with Auto and Industrial end markets and by timing of memory projects

FPD

$M	2Q25	Q/Q	Y/Y
High-End*	43.6	(12%)	(9%)
Mainstream	11.5	35%	42%
Total	55.1	(5%)	(2%)


High-End* 79%
Mainstream 21%

Technological capabilities drives high-end market leadership

Seasonal demand uplift mid-quarter from customers in Korea and China

Strength in higher end mobile applications and recognized products going into production featuring larger G8.6 panel sizes using AMOLED display technology

*IC: 28nm and smaller, FPD: G10.5+, AMOLED and LTPS
Totals may differ due to rounding

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Balance Sheet and Cash Flow Metrics  $M  2Q25  2Q24  1Q25  Cash, cash equivalents and Short-term investments  558.4  559.9  642.2  Debt  0.03  21.8  2.7  Operating Cash Flow  31.5  76.5  78.5  Capital Expenditures  60.5  20.0  35.2  FQ2 operating cash flow reflects income generation led by China & Taiwan JVs  FQ2 capex expands facility and IC capacity in the U.S., & end-of-life tool replacement  Capital allocation:  Growth investments: target $200M in fiscal 2025  Business development initiatives: TBD  Return cash to shareholders: $72M in FQ2

 FQ3 2025 Guidance   Revenue ($M)  200 – 208  Operating Margin  20% - 22%  Diluted non-GAAP EPS  $0.35 - $0.41  Diluted Shares (M)  ~59  Full-year Capex ($M)  ~200  Assumptions:  Cautious demand environment and tariff uncertainty  Continued node migration towards higher end  Weighted average diluted shares reflects recent opportunistic stock repurchases  Reiterate fiscal 2025 capex target of $200 million

 Appendix

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP diluted earnings per share attributable to Photronics, Inc. shareholders are "non-GAAP financial measures" as such term is defined by Regulation G of the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to Net income (loss), Net income (loss) per share, or any other measure of consolidated results under U.S. GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated statement of income and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following page.

 Non-GAAP Financial Measures